Revenues	6 Months Ended
Jun. 30, 2019
Revenue [abstract]
Revenues

Note 10 - Revenues

On January 2, 2019 the Company executed an agreement with Coeptis Pharmaceuticals Inc. (“Coeptis”) for the marketing and distribution of Consensi™ in the U.S. and Purto Rico (“the Territory”) The agreement provides for total milestone payments from Coeptis to the Company of USD 3.5 million, of which the initial milestone of USD 1 million was received upon execution of the agreement, and additional milestone payments are due upon completion of an agreed Chemistry, Manufacturing, Control (CMC) plan and upon first commercial sales in the U.S. In addition, the Company will be paid 40%-60% of Coeptis net profit on Consensi sales in the territory. The agreement is for a term of fifteen years and may be extended for additional two-year terms and includes customary provisions, as well as certain residual rights and obligations of the parties following termination.